                                                                 EXHIBIT 99.1

                            BOATMEN'S NATIONAL BANK OF ST. LOUIS                        PAGE 1
                    MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1996-A
                            AUGUST 1, 1996 THROUGH AUGUST 31, 1996

A. ORIGINAL DEAL PARAMETER INPUTS
- ---------------------------------
(A) Total Portfolio Balance                                                    $290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                                     28.44%
    (ii)  Class A-1 Notes Balance                                               $82,654,904.00
    (iii) Class A-1 Notes Rate                                                          5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                                                     41.29%
    (ii)  Class A-2 Notes Balance                                              $120,000,000.00
    (iii) Class A-2 Notes Rate                                                            6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                                     26.27%
    (ii)  Class A-3 Notes Balance                                               $76,343,707.00
    (iii) Class A-3 Notes Rate                                                            6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                                                 4.00%
    (ii)  Class B Certificates Balance                                          $11,624,943.00
    (iii) Class B Certificates Rate                                                       7.05%
(F) Servicing Fee Rate                                                                    1.00%
(G) Weighted Average Coupon (WAC)                                                         9.53%
(H) Weighted Average Original Maturity (WAOM)                                            56.22    months
(I) Weighted Average Remaining Maturity (WAM)                                            49.45    months
(J) Number of Receivables                                                               24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                      2.00%
    (ii)  Reserve Account Initial Deposit                                        $5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c) if
          1.25% loss and delinq triggers hit - otherwise
          greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                                             2.00%
          (b) Percent of Remaining Pool Balance                                           3.25%
          (c) Trigger Percent of Remaining Pool Balance                                   6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
- ------------------------------------------------
(A) Total Portfolio Balance                                                    $279,883,438.47
(B) Total Note and Certificate Pool Factor                                           0.9630446
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                                $71,914,788.47
    (ii) Class A-1 Notes Pool Factor                                                 0.8700608
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                               $120,000,000.00
    (ii) Class A-2 Notes Pool Factor                                                 1.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                                                $76,343,707.00
    (ii) Class A-3 Notes Pool Factor                                                 1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance                                           $11,624,943.00
    (ii) Class B Certificates Pool Factor                                            1.0000000
(G) Reserve Account Balance                                                      $6,509,750.96
(H) Cumulative Net Losses for All Prior Periods                                          $0.00
(I) Net Loss Ratio for Second Preceding Period                                            0.00%
(J) Net Loss Ratio for Preceding Period                                                   0.00%
(K) Delinquency Ratio for Second Preceding Period                                         0.00%
(L) Delinquency Ratio for Preceding Period                                                0.16%
(M) Weighted Average Coupon (WAC)                                                         9.53%
(N) Weighted Average Remaining Maturity (WAM)                                            48.63    months
(O) Number of Receivables                                                               24,466

                                    5

                            BOATMEN'S NATIONAL BANK OF ST. LOUIS                        PAGE 2
                    MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1996-A
                            AUGUST 1, 1996 THROUGH AUGUST 31, 1996

C. INPUTS FROM THE MAINFRAME
- ----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                  $9,920,817.56
    (ii)  Prepayments in Full                                                             0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                  0.00
    (iv)  Other Refunds Related to Principal                                              0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                    2,137,857.37
    (ii)  Repurchased Loan Proceeds Related to Interest                                   0.00
(C) Weighted Average Coupon (WAC)                                                         9.52%
(D) Weighted Average Remaining Maturity (WAM)                                            47.80    months
(E) Remaining Number of Receivables                                                     23,968
(F) Delinquent Receivables

                                                   Dollar Amount                        # Units
                                                   -------------                        -------
    (i)  30-59 Days Delinquent                       3,179,635             1.18%           265           1.11%
    (ii)  60-89 Days Delinquent                        609,961             0.23%            57           0.24%
    (iii) 90 Days or More Delinquent                   203,011             0.08%            17           0.07%

(G) Repossessions
                                                   Dollar Amount                        # Units
                                                   -------------                        -------
                                                       201,441             0.07%            16           0.07%

D. INPUTS DERIVED FROM OTHER SOURCES
- ------------------------------------
(A) Reserve Account Investment Income                                               $27,745.97
(B) Aggregate Net Losses before Liquidation
    Proceeds and Recoveries for Collection Period                                    26,151.38
(C) Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                       0.00
    (ii)  Liquidation Proceeds Related to Interest                                        0.00
    (iii) Recoveries on Previously Liquidated Contracts                                   0.00
(D) Aggregate Net Losses for Collection Period                                       26,151.38
(E) Actual Number of Days in Interest Period                                             32.00

I. COLLECTIONS
- --------------
Interest:
(A) Interest Collections                                                         $2,137,857.37
(B) Liquidation Proceeds Related to Interest                                              0.00
(C) Repurchased Loan Proceeds Related to Interest                                         0.00
(D) Recoveries from Prior Month Charge Offs                                               0.00
(E) Investment Earnings from the Reserve Account                                     27,745.97
(F) Total Interest Collections                                                    2,165,603.34

Principal:
(G) Principal Payments Received                                                  $9,920,817.56
(H) Liquidation Proceeds Related to Principal                                             0.00
(I) Repurchased Loan Proceeds Related to Principal                                        0.00
(J) Other Refunds Related to Principal                                                    0.00
(K) Total Principal Collections                                                   9,920,817.56

(L) Total Collections                                                           $12,086,420.90


II. DISTRIBUTIONS                                                                                                  Per $1,000 of
- -----------------                                                                                               Original Balance
                                                                                                                ----------------
(A) Total Interest Collections                                                   $2,165,603.34
(B) Servicing Fee                                                                  $233,236.20                              0.80

Interest                                                                                                           Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                                                            Original Balance
                                                                                                                ----------------
    (i)   Class A-1 Notes Monthly Interest Due                                     $367,724.29                       4.448910679
    (ii)  Class A-1 Notes Monthly Interest Paid (after reserve fund draw)           367,724.29                       4.448910679
                                                                                --------------
    (iii)  Class A-1 Notes Monthly Interest Shortfall (after reserve fund draw)          $0.00                                 0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due                                     $635,000.00                       5.291666667
    (ii)  Class A-2 Notes Monthly Interest Paid (after reserve fund draw)           635,000.00                       5.291666667
                                                                                --------------
    (iii)  Class A-2 Notes Monthly Interest Shortfall (after reserve fund draw)          $0.00                                 0

                                    6

                            BOATMEN'S NATIONAL BANK OF ST. LOUIS                        PAGE 3
                    MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1996-A
                            AUGUST 1, 1996 THROUGH AUGUST 31, 1996


(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due                                     $429,433.35                             5.625
    (ii)  Class A-3 Notes Monthly Interest Paid (after reserve fund draw)           429,433.35                             5.625
                                                                                --------------
    (iii)  Class A-3 Notes Monthly Interest Shortfall (after reserve fund draw)          $0.00                                 0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due                                 $68,296.54                             5.875
    (ii)  Class B Certificates Monthly Interest Paid (after reserve fund draw)       68,296.54                             5.875
                                                                                --------------
    (iii)  Class B Certificates Monthly Interest Shortfall
           (after reserve fund draw)                                                     $0.00                                 0
(G) Total Note and Certificate Interest Paid (after reserve fund draw)           $1,500,454.18
(H) Excess Interest                                                                $431,912.96

Principal
(I) Total Principal Collections                                                  $9,920,817.56
(J) Draw on Reserve Fund for realized losses                                         26,151.38

(K) Total Amount Available for Principal Distribution                            $9,946,968.94                     Per $1,000 of
(L) Class A-1 Notes Monthly Principal                                                                           Original Balance
                                                                                                                ----------------
    (i)   Class A-1 Notes Monthly Principal Due                                   9,946,968.94                       120.3433609
    (ii)  Class A-1 Notes Monthly Principal Paid (after reserve fund draw)        9,946,968.94                       120.3433609
                                                                                --------------
    (iii)  Class A-1 Notes Monthly Principal Shortfall (after reserve fund draw)          0.00                                 0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due                                           0.00                                 0
    (ii)  Class A-2 Notes Monthly Principal Paid (after reserve fund draw)                0.00                                 0
                                                                                --------------
    (iii)  Class A-2 Notes Monthly Principal Shortfall (after reserve fund draw)          0.00                                 0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due                                           0.00                                 0
    (ii)  Class A-3 Notes Monthly Principal Paid (after reserve fund draw)                0.00                                 0
                                                                                --------------
    (iii)  Class A-3 Notes Monthly Principal Shortfall (after reserve fund draw)          0.00                                 0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due                                      0.00                                 0
    (ii)  Class B Certificates Monthly Principal Paid (after reserve fund draw)           0.00                                 0
                                                                                --------------
    (iii)  Class B Certificates Monthly Principal Shortfall
           (after reserve fund draw)                                                      0.00                                 0
(P) Total Note and Certificate Principal Paid                                     9,946,968.94
(Q) Total Distributions                                                          11,680,659.32
(R) Excess Servicing Releases from Reserve Account to Servicer                            0.00
(S) Amount of Draw from Reserve Account                                              26,151.38
(T) Draw from Reserve Account plus Total Available Amount                        12,112,572.28

III. POOL BALANCES AND PORTFOLIO INFORMATION
- --------------------------------------------
                                                           Beginning                 End
                                                           of Period              of Period
                                                      ------------------      -----------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balanc                       $279,883,438.47        $269,936,469.53
    (ii)   Total Note  and  Certificate Pool Factor           0.9630446              0.9288183
    (iii)  Class A-1 Notes Balance                        71,914,788.47          61,967,819.53
    (iv)   Class A-1 Notes Pool Factor                        0.8700608              0.7497174
    (v)    Class A-2 Notes Balance                       120,000,000.00         120,000,000.00
    (vi)   Class A-2 Notes Pool Factor                        1.0000000              1.0000000
    (vii)  Class A-3 Notes Balance                        76,343,707.00          76,343,707.00
    (viii) Class A-3 Notes Pool Factor                        1.0000000              1.0000000
    (ix)   Class B Certificates Balance                   11,624,943.00          11,624,943.00
    (x)    Class B Certificates Pool Factor                   1.0000000              1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                            9.53%                  9.52%
    (ii)  Weighted Average Remaining Maturity (WAM)               48.63 months           47.80 months
    (iii) Remaining Number of Receivables                        24,466                 23,968
    (iv)  Portfolio Receivable Balance                  $279,883,438.47        $269,936,469.53


IV. RECONCILIATION OF RESERVE ACCOUNT
- -------------------------------------
(A) Beginning Reserve Account Balance                                                                              $6,509,750.96
(B) Draw for Realized Losses                                                                                           26,151.38
(C) Draw for Servicing Fee                                                                                                  0.00
(D) Draw for Class A-1 Notes Interest Amount                                                                                0.00
(E) Draw for Class A-2 Notes Interest Amount                                                                                0.00
(F) Draw for Class A-3 Notes Interest Amount                                                                                0.00
(G) Draw for Class B Certificates Interest Amount                                                                           0.00
(H) Total Draw for Losses, Servicing, Notes and
    Certificates                                                                                                       26,151.38
(I) Excess Interest                                                                                                   431,912.96
(J) Reserve Account Balance Prior to Release                                                                        6,915,512.54

                                    7

                            BOATMEN'S NATIONAL BANK OF ST. LOUIS                        PAGE 4
                    MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1996-A
                            AUGUST 1, 1996 THROUGH AUGUST 31, 1996

(K) Reserve Account Required Amount                                                                                 9,096,211.75

(L) Final Reserve Account Required Amount                                                                           9,096,211.75

(M) Reserve Account Release to Servicer                                                                                     0.00

(N) Ending Reserve Account Balance                                                                                  6,915,512.54

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
- --------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds
    and Recoveries for Collection Period                                                                              $26,151.38
(B) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                         0.00
    (ii)  Liquidation Proceeds Related to Interest                                                                          0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                                     0.00
(C) Aggregate Net Losses for Collection Period                                                                         26,151.38
(D) Net Loss Ratio for Collection Period (annualized)                                                                       0.11%
(E) Cumulative Net Losses for all Periods                                                                              26,151.38
(F) Delinquent Receivables
                                                    Dollar Amount                       # Units
                                                    -------------                       -------
    (i)  30-59 Days Delinquent                       3,179,635             1.18%           265           1.11%
    (ii)  60-89 Days Delinquent                        609,961             0.23%            57           0.24%
    (iii) 90 Days or More Delinquent                   203,011             0.08%            17           0.07%

(G) Repossessions

                                                    Dollar Amount                       # Units
                                                    -------------                       -------
                                                       201,441             0.07%            16           0.07%


VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT
- ---------------------------------------------------
    BALANCE
    -------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period                                                               0.00%
    (ii) Preceding Collection Period                                                                     0.00%
    (iii) Current Collection Period                                                                      0.11%
    (iv) Three Month Average (Avg(i,ii,iii))                                                             0.04%

(B) Ratio of Balance of Contracts Delinquent 60
    Days or More to the Outstanding Balance of
    Receivables.
    (i) Second Preceding Collection Period                                                               0.00%
    (ii) Preceding Collection Period                                                                     0.16%
    (iii) Current Collection Period                                                                      0.30%
    (iv) Three Month Average (Avg(i,ii,iii))                                                             0.15%

(C) Loss and Delinquency Trigger Indicator                                                               Trigger was not hit


The undersigned officers of The Boatmen's National Bank of St. Louis, as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.

      /s/ Richard E. Grimmer                        /s/ James D. Rudolphi
- ----------------------------------------      ---------------------------------
Richard E. Grimmer                               James D. Rudolphi
Senior Vice President and Controller             Vice President


                                    8